XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST

Supplement dated February 14, 2020

to the Prospectus Supplement dated January 17, 2020

to the Prospectus dated January 3, 2020

This is a supplement (the “Supplement”), to the Prospectus Supplement, dated January 17, 2020 (the “Prospectus Supplement”), to the Prospectus, dated January 3, 2020 (the “Prospectus”), of XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”) relating to the issuance and sale of Common Shares pursuant to a Distribution Agreement between the Trust and Foreside Fund Services, LLC. This Supplement updates certain information in the Prospectus, as follows. Certain capitalized terms used and not defined herein have the meanings set forth in the Prospectus.

Effective immediately, the section following the heading “Management of the Trust—Portfolio Management” in the Prospectus shall be deleted and replaced with the following:

PORTFOLIO MANAGEMENT

Gretchen Lam, Senior Portfolio Manager of Octagon, serves as lead portfolio manager of the Trust. Ms. Lam is supported by a team of Octagon investment professionals in the day-to-day management of the Trust’s portfolio, including the following portfolio managers from the Octagon Investment Committee: Andrew D. Gordon, Michael B. Nechamkin and Lauren B. Law.

Gretchen M. Lam, CFA, Senior Portfolio Manager of the Sub-Adviser

Ms. Lam is a member of Octagon’s Investment Committee and serves as the Portfolio Manager of 12 CLOs, 5 Separately Managed Accounts and 4 Commingled Funds. Ms. Lam serves as the PM for the Firm’s Structured Credit (CLO Debt & Equity) Investment Strategies. Prior to becoming a Portfolio Manager, Ms. Lam oversaw Octagon’s investments in the software, business services, finance & insurance, paper & packaging, gaming & lodging, homebuilding and real estate industries. She was also responsible for the structured credit exposure held in Octagon’s CLOs. Prior to joining Octagon in 1999, Ms. Lam attended Babson College where she graduated Summa Cum Laude with a B.S. in Investments. She received her CFA Charter in 2006.

Andrew D. Gordon, Chief Executive Officer & Co-Chief Investment Officer of the Sub-Adviser

Mr. Gordon co-founded Octagon in 1994 and subsequently managed numerous Octagon funds before assuming his current position. He possesses over 30 years of experience in the below-investment grade leveraged loan and high yield bond asset classes, in both sell-side and buy-side capacities. Prior to co-founding Octagon, Mr. Gordon was a Managing Director at Chemical Securities, Inc., where he focused primarily on the oil and gas industries. Mr. Gordon advised on and arranged below-investment grade loans for corporate clients, while also undertaking special projects in M&A advisory and distressed credit situations. Prior to Chemical, Mr. Gordon served as Vice President in the Acquisition Finance Division of Manufacturers Hanover Trust Company. In this capacity, he structured, syndicated and managed leveraged buyout transactions. From 2010 to 2015, Mr. Gordon served on the Board of Directors of the Loan Syndications and Trading Association, Inc. (“LSTA”) and on the LSTA’s Executive Committee. He graduated Cum Laude with an A.B. in Economics from Duke University. Mr. Gordon holds FINRA Series 7 & 63 Registrations.

Michael B. Nechamkin, Co-Chief Investment Officer & Senior Portfolio Manager of the Sub-Adviser

Mr. Nechamkin is a member of Octagon’s Investment Committee and serves as the Senior Portfolio Manager of 10 CLOs, 5 Separately Managed Accounts and 6 Commingled Funds. Prior to joining Octagon as Portfolio Manager in 1999, Mr. Nechamkin was a Vice President in the High Yield Research Group at Bankers Trust. Prior to that, he served as a Convertible Securities Analyst at Mabon Securities and a Financial Consultant at Merrill Lynch. He holds a Bachelor’s degree and a Masters of Talmudic Law, and an M.B.A. from the University of Baltimore.

Lauren B. Law, CFA, Portfolio Manager of the Sub-Adviser

Ms. Law is a member of Octagon’s Investment Committee and serves as the Portfolio Manager of 11 CLOs, 5 Separately Managed Accounts and 1 Commingled Fund. Ms. Law joined Octagon in 2004. In addition, she helps oversee the Firm’s CLO debt and equity investments. Prior to becoming a Portfolio Manager, Ms. Law was an Investment Team Principal whose coverage areas included healthcare, industrials, financials, business services, and the firm’s CLO debt and equity investments. She holds a Bachelor of Science from Babson College, where she graduated Magna Cum Laude. She received her CFA Charter in 2009.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Trust.

In addition, all references to Lauren Basmadjian are hereby removed from the Prospectus and Statement of Additional Information.

Please retain this Supplement for your future reference.

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